FISCAL SECOND QUARTER 2016 FINANCIAL RESULTS April 21, 2016

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended October 3, 2015, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information, such as ROIC, Economic Return, and free cash flow, because those measures are used for internal management goals and decision making, and because they provide additional insight into financial performance. In addition, management uses these and other non-GAAP measures, such as adjusted net income and adjusted operating margin, to provide a better understanding of core performance for purposes of period-to-period comparisons. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL SECOND QUARTER RESULTS 3 Q2F16 Guidance Jan 20, 2016 Q2F16 Apr 2, 2016 Q1F16 Jan 2, 2016 Q2F16 vs. Q1F16 Revenue ($ millions) $600 to $630 $619 $617 Flat Non-GAAP Diluted EPS excluding restructuring $0.47 to $0.55 $0.55 $0.47 + 17% GAAP Diluted EPS $0.50 $0.42 + 19% ROIC 11.6% 10.8% + 80 bps • Revenue in-line with guidance • Modest strength in N/C more than offset slight weakness in I/C • Non-GAAP diluted EPS at high-end of guidance range • Achieved several cost reduction and productivity improvement goals ahead of plan

FISCAL THIRD QUARTER 4 Q3F16 Guidance Revenue $640 to $670 million Non-GAAP Diluted EPS $0.73 to $0.81 • Includes $0.11 stock-based compensation expense • Excludes restructuring costs Mid-point of revenue guidance suggests 6% sequential increase • New programs ramps more than offset program disengagement headwinds Mid-point of EPS guidance suggests $0.22 or 40% sequential improvement • Operating margin performance returns to target range of 4.7% to 5.0% • Cost reduction and productivity improvement initiatives one quarter ahead of plan

CAUSE FOR OPTIMISM Fiscal second quarter—significant improvement • Cost reductions and productivity improvements ahead of plan • Strong free cash flow of $65 million • Underlying revenue growth masked by proactive program disengagements • New program wins above goal Fiscal third quarter • Operating margin performance in target range of 4.7% to 5.0% • Continuing productivity opportunities lead to confidence in sustained performance • Return to sequential revenue growth despite program disengagement headwind • Record level of new business opportunities in the funnel Exiting fiscal 2016 • Revenue growth momentum • Operating margins in our target range—sustainable • Improved invested capital management • Improved ROIC performance • Strong free cash flow of approximately $100 million 5

CONGRATULATIONS TODD! 6 Todd will assume role of President and CEO • Effective October 2, 2016 • Seasoned leader that knows Plexus and our industry well • Strong relationships with our customers Dean retiring at fiscal year-end 2016 • Served in the role for 14 years • Plexus is in a good position with a great management team and optimistic outlook for future success Dean to serve as Executive Chairman through fiscal year 2017 • Assist Todd and the management team to ensure a smooth transition • Anticipate appointment as non-executive Chairman of the Board at fiscal year-end 2017

PERFORMANCE BY SECTOR 7 Q2F16 Apr 2, 2016 Q1F16 Jan 2, 2016 Q2F16 vs. Q1F16 Q3F16 Expectations (percentage points) Networking/ Communications $157 25% $157 25% Flat Down low single Healthcare/ Life Sciences $190 31% $191 31% - 1% Up mid single Industrial/ Commercial $169 27% $173 28% - 2% Up high teens Defense/ Security/ Aerospace $103 17% $96 16% + 8% Flat Total Revenue $619 100% $617 100% Flat Revenue in millions

MANUFACTURING WINS BY REGION 8 • $174M in annualized manufacturing revenue when fully ramped (38 programs) • Strength in APAC region, consistent quarterly results in EMEA $60M $88M $26M Q2F16 AMER APAC EMEA Wins Momentum = TFQ Wins / TFQ Revenue

MANUFACTURING WINS BY SECTOR • Continued robust wins in Industrial/Commercial • Sector wins momentum supports healthy portfolio $22M $30M $107M $15M Q2F16 N/C HC/LS I/C D/S/A 9

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 % o f T FQ S al es N ew W in s ($ m ill io ns ) TFQ Wins TFQ Wins % of TFQ Sales New Wins MANUFACTURING WINS MOMENTUM Trailing Four Quarters (TFQ) for Manufacturing Wins Goal 25% TFQ $667M Quarterly Target approximately $160M 10

MANUFACTURING FUNNEL • Manufacturing funnel at a record high of $2.5B • HC/LS and I/C funnels particularly strong • Supports the delivery of a healthier portfolio 11

KEY OPERATIONS METRICS Operating Margin Target Range: 4.7 to 5.0% *represents mid-point of guidance 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 450 500 550 600 650 700 Q1F13 Q2F13 Q3F13 Q4F13 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Q1F16 Q2F16 Q3F16* R ev en ue $ M Revenue Operating Margin 12

4.7% - 5.0% (Goal = 5.0%) 4.7% - 5.0% (Goal = 5.0%) 0.5% 0.2% 4.1% 0.6% - 0.9% 0.2% 0.1% 3.7% 0.1% (0.4%) (0.3%) Q1F16 Operating Margin Results Livingston Restructuring Benefits Cost Reductions & Productivity Improvements GDL Ramp Completion Seasonal Costs Q2F16 Operating Margin Results Cost Reductions & Productivity Improvements Q3F16 Operating Margin Guidance Fremont Restructuring Benefits EMEA Growth Growth Investments Target Operating Margin Range OPERATING MARGIN Q2F16 Q3F16 Projections Results Projections Future 13

FISCAL SECOND QUARTER INCOME STATEMENT 14 Q2F16 Comments Revenue $619 million Above mid-point of guidance range from stronger revenue in the Networking/Communications sector Gross margin 8.6% Above guidance range by 20 bps from planned cost reductions and improved productivity Selling & administrative expenses $28.0 million High end of guidance range; 4.5% of revenue. Operating margin excluding restructuring charges 4.1% Above guidance range by 10 bps from improved gross margin GAAP Diluted EPS $0.50 Includes $1.9 million of restructuring charges Non-GAAP Diluted EPS $0.55 Top end of guidance range

FISCAL SECOND QUARTER BALANCE SHEET AND CASH FLOWS 15 Q2F16 Comments Return on invested capital 11.6% 60 bps above fiscal 2016 WACC of 11% Share repurchases $7.3 million ~ 209,000 at an average price of $34.88 per share Free cash flow $65.0 million Cash from operations: $70.0 million Capital expenditures: $5.0 million Cash cycle days 66 days 2 days better than our guidance range of 68 to 72 days

WORKING CAPITAL TRENDS 16 Q1F14 Q2F14 Q3F14 Q4F14 Q1F15 Q2F15 Q3F15 Q4F15 Q1F16 Q2F16 Inventory Days 83 84 84 80 82 86 88 85 88 91 A/R Days 51 49 48 44 52 48 48 53 53 48 A/P Days 64 63 67 60 53 63 62 60 59 62 Customer Deposit Days 8 8 8 8 9 12 12 12 11 11 Net Cash Cycle Days 62 62 57 56 72 59 62 66 71 66

FISCAL THIRD QUARTER 2016 GUIDANCE 17 Guidance Revenue $640 to $670 million Non-GAAP diluted EPS $0.73 to $0.81 Gross margin 9.2% to 9.5% SG&A $29 to $30 million Operating margin * 4.7% to 5.0% Depreciation ~ $12 million Q3 tax rate * F16 tax rate * 8% to 10% 10% to 12% Cash cycle days 63 to 67 days F16 capital expenditures $40 to $45 million * Before restructuring charges, which are anticipated to be $1.5 to $2.5 million during Q3F16

Q&A ANALYSTS PLEASE CONFORM TO: ONE QUESTION ONE FOLLOW-UP THANKS